SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 2002

                             ALLOU HEALTH CARE, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-10340                    11-2953972
          --------                    -------                    -----------
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)              File No.)               Identification No.)


50 Emjay Boulevard, Brentwood, New York                                    11717
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (631) 273-4000


                        Allou Health & Beauty Care, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.
          ------------

          On September 26, 2002, Allou Health Care, Inc. (the "Company") issued a press release relating to an extensive fire at a public warehouse in Brooklyn, New York, resulting in damages to the Company's inventory that could exceed $80 million. Such inventory was fully insured at the Company's selling price.

          A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits.
          --------

          Exhibit No.     Description
          -----------     -----------

               99         Press Release of the Company dated September 26, 2002.







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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      ALLOU HEALTH CARE, INC.


Date:    September 26, 2002           By:  /s/ David Shamilzadeh
                                           ---------------------
                                           Name:  David Shamilzadeh
                                           Title: President, Principal Financial
                                                  Officer and Principal
                                                  Accounting Officer


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                                  EXHIBIT INDEX



          Exhibit No.     Description
          -----------     -----------

               99         Press Release of the Company dated September 26, 2002.